Prospectus Supplement

December 9, 2022

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated December 9, 2022 to the Morgan Stanley Variable Insurance Fund, Inc. Prospectuses dated April 29, 2022

Emerging Markets Debt Portfolio (Class I)
Emerging Markets Debt Portfolio (Class II)

The following is hereby added after the last paragraph under "Emerging Market Securities" in the section of each Prospectus entitled "Additional Risk Factors and Information":

Sukuk. The Fund may invest in Sukuk, which are foreign or emerging market securities based on Islamic principles. Sukuk are securities with cash flows similar to conventional bonds, issued by an issuer, which is usually a special purpose vehicle incorporated by the sovereign or corporate entity seeking financing, to obtain an upfront payment in exchange for an income stream and a future promise to return capital. Such income stream may or may not be linked to a tangible asset. For Sukuk that are not linked to a tangible asset, the Sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments or distributions to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor's money for Sukuk. For Sukuk linked to a tangible asset, the Fund will not have a direct interest in, or recourse to, the underlying asset or pool of assets. Sukuk involve many of the same risks that conventional bonds incur, such as credit risk and interest rate risk, as well as the risks associated with foreign or emerging market securities. In addition to these risks, there are certain risks specific to Sukuk, such as those relating to their structures.

Please retain this supplement for future reference.

Statement of Additional Information Supplement

December 9, 2022

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated December 9, 2022 to the Morgan Stanley Variable Insurance Fund, Inc. Statement of Additional Information dated April 29, 2022

Emerging Markets Debt Portfolio (Class I)
Emerging Markets Debt Portfolio (Class II)

The following is hereby added after the last paragraph under "Emerging Market Securities" in the section of the Statement of Additional Information entitled "Investment Policies and Strategies":

Sukuk. The Fund may invest in Sukuk, which are foreign or emerging market securities based on Islamic principles. Sukuk are securities with cash flows similar to conventional bonds, issued by an issuer, which is usually a special purpose vehicle ("SPV") incorporated by the sovereign or corporate entity seeking financing, to obtain an upfront payment in exchange for an income stream and a future promise to return capital. Sukuk are designed to comply with Islamic religious law, commonly known as Sharia and, accordingly, do not pay interest. Instead, Sukuk securities represent a contractual obligation of the issuer or issuing vehicle to make periodic distributions (such as income or other periodic payments) to the investor on pre-defined distribution dates and to return capital on a specified date, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor's money for Sukuk. Sukuk may be linked to income streams relating to tangible assets, but even in respect of such Sukuk, the Fund will not have a direct interest in, or recourse to, the underlying asset or pool of assets.

In the event of a default or the insolvency of the issuer, the resolution process can be expected to take longer than for conventional bonds. Sukuk remain relatively new instruments, and evolving interpretations of Islamic law by courts, regulators and prominent scholars may affect liquidity, prices, free transferability and the ability and willingness of issuers of Sukuk to make payments in ways that cannot now be foreseen. In addition, issuers have, in the past, challenged the Islamic compliance of certificates. If any such or analogous events should occur, the Fund may be required to hold its Sukuk for longer than intended, even if their value or other condition is deteriorating. In such circumstances, the Fund may not be able to achieve expected returns on its investment in Sukuk or any returns at all.

Issuers of Sukuk may include SPVs established by corporations and financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts, forward-sale commodity contracts and machinery and equipment. Although the Sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for the Fund to make an investment in or dispose of Sukuk at the desired time or price. Sukuk involve many of the same risks that conventional bonds incur, such as credit risk and interest rate risk, as well as the risks associated with foreign or emerging market securities. In addition to these risks, there are certain risks specific to Sukuk, such as those relating to their structures. Furthermore, the global Sukuk market is significantly smaller than conventional bond markets, which may impact liquidity and the ability for the Fund to sell Sukuk at a desired time or price.

The unique characteristics of Sukuk may lead to uncertainties regarding their tax treatment within the Fund. In light of tax requirements applicable to the Fund, it may be necessary or advisable for the Fund to sell one or more Sukuk (or another investment) sooner than otherwise anticipated. As a result, the Fund may incur taxable gains or investment losses, as well as costs associated with such transaction.

Please retain this supplement for future reference.